Exhibit 99.3

NEWS RELEASE

EQT ANNOUNCES APPOINTMENT OF NEW DIRECTORS

James E. Rohr Named Chairman of the Board

PITTSBURGH, PA (October 24, 2018) — EQT Corporation (NYSE: EQT) today announced that it has appointed four new members to its board of directors (Board), effective upon completion of the separation of the Company’s upstream and midstream businesses, which is expected to occur at 11:59 p.m. Eastern Time on November 12, 2018. Additionally, Robert J. McNally, currently EQT’s chief financial officer, who will become president and chief executive officer of EQT post-separation, will join the board of directors for EQT; and James E. Rohr will become chairmain of the EQT board of directors, taking over for David L. Porges.

Biographical information on the four newly elected board members is as follows:

Anita Powers

Ms. Powers brings more than 36 years of experience in the oil and gas industry to EQT’s Board. In 2017, Powers retired from Occidental Petroleum Corporation as vice president, and as executive vice president of exploration and geosciences for Occidental Oil and Gas Corporation, roles in which she served since 2009. Previously, Powers served as vice president of worldwide exploration (2006-2009). Prior to 2006, she served as director of worldwide geoscience; vice president of exploration of Colombia; and chief geologist for worldwide exploration. Powers joined Occidental in 1979 and held various roles of increasing responsibility, working both onshore and offshore in the United States and internationally. Since 2017, Powers has served as a director of California Resources Corporation and as a member of its Health, Safety and Environmental Committee.

Jerry MacCleary

Mr. MacCleary currently serves as chief executive officer and chairman of Covestro LLC, formerly Bayer Material Science. Previously, MacCleary served as president of Covestro’s North American division from 2012 to 2017; senior vice president of the Polyurethane Business Group, North America (2004 -2017); senior vice president, performance systems marketing (2003-2004); and from 1999, he directed North American product management as vice president of the plastics division. MacCleary joined Bayer in 1979 as an accountant before moving into a technical sales role in the plastics division, where he continued to accelerate his career through various roles in marketing and sales, general management, and strategic leadership. MacCleary serves as chairman of the American Chemistry Council’s Executive Committee, as well as a director on several boards, including the National Association of Manufacturers and on the Executive Committee for the Society of Chemical Industry.

Christina Cassotis

Ms. Cassotis has served as chief executive officer of Allegheny County Airport Authority since 2015. Under her leadership, Air Transport World magazine named Pittsburgh International as its 2017 Airport of the Year. Previously she served as managing officer, Airports, of SH&E from 2003 to 2014. Cassotis is a frequent speaker at commercial aviation industry events worldwide and has advised airports, governments, and institutional infrastructure investors around the globe on economic and competitive strategy, business planning, and aviation system planning. Cassotis has served as a director of S&T Bancorp, Inc. since 2017, is a member of the board for Visit Pittsburgh, and member of the International Aviation Womens Association.

Bill Lambert

Lambert has served as chairman of the board, president and chief executive officer of MSA Safety, Inc. since 2015. He was president and chief executive officer at the company since 2008. Lambert began his career at MSA Safety, Inc. as an engineer in 1981 and rose through the ranks assuming positions with increasing responsibility within R&D, product line management, marketing, and executive management. As CEO, Lambert oversaw MSA’s global business managed through the company’s two primary business segments, MSA Americas and MSA International. In this capacity, Lambert was responsible for all MSA business initiatives, strategy development and operations throughout North America, Western and Eastern Europe, Latin America, and Asia Pacific. One of MSA’s largest markets is the global oil and gas industry. He has served as a director of MSA since 2007, and has served as a director of Kennametal, Inc. as a member of the Audit and Nominating and Corporate Governance Committees since 2016.

In connection with the upcoming separation, current EQT Board members Vicky A. Bailey, Kenneth M. Burke, Margaret K. Dorman, Thomas F. Karam, David L. Porges, Norman J. Szydlowski, and Robert F. Vaught will resign from EQT’s Board of directors of EQT and join the board of Equitrans Midstream Corporation, the company that will hold EQT’s midstream business following the separation.

About EQT Corporation

EQT Corporation is an integrated energy company with emphasis on Appalachian area natural gas production, gathering, and transmission. With more than 130 years of experience and a long-standing history of good corporate citizenship, EQT is the largest producer of natural gas in the United States. As a leader in the use of advanced horizontal drilling technology, EQT is committed to minimizing the impact of drilling-related activities and reducing its overall environmental footprint. Through safe and responsible operations, EQT is helping to meet our nation’s growing demand for clean-burning energy, while continuing to provide a rewarding workplace and enrich the communities where its employees live and work. EQT owns the general partner interest and a 91% limited partner interest in EQGP Holdings, LP. EQGP Holdings, LP owns the general partner interest, all of the incentive distribution rights, and a portion of the limited partner interest in EQM Midstream Partners, LP.

Visit EQT Corporation at www.eqt.com; and to learn more about EQT’s sustainability efforts, please visit https://csr.eqt.com.

Cautionary Statements

Disclosures in this news release contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Any such forward-looking statements are made based on information currently known and are subject to various risks and uncertainties, including those contained in EQT’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2017 and its quarterly reports on Form 10-Q for the quarters ended March 31, 2018 and June 30, 2018 and the Registration Statement on Form 10 filed by ETRN.  Without limiting the generality of the foregoing, forward-looking statements contained in this news release specifically include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of ETRN, EQT and their subsidiaries, including whether the separation of EQT’s upstream and midstream businesses is completed, as expected or at all, and the timing of such separation; whether the conditions to the separation and the other transactions involving the midstream business can be satisfied; whether the operational, financial and strategic benefits of the separation can be achieved; and whether the costs and expenses of the separation can be controlled within expectations. These statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. EQT has based these forward-looking statements on current expectations and assumptions about future events. While EQT considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond EQT’s control.

Any forward-looking statement speaks only as of the date on which such statement is made and EQT does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

Media inquiries please contact:

Natalie Cox – Corporate Director, Communications

412.395.3941

ncox@eqt.com

Source: EQT Corporation